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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: APRIL 9, 1999

               Registrant; State or Other
Commission     Jurisdiction of Incorporation;     I.R.S. Employer
File Number    Address; and Telephone Number      Identification No.

333-47925      Yorkshire Power Group Limited      84-1393785
               (England & Wales)
               Wetherby Road
               Scarcroft
               Leeds LS14 3HS
               United Kingdom
               011-44-113-289-2123

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ITEM 8.   CHANGE IN FISCAL YEAR

On March 30, 1999 the Board of Directors of Yorkshire Power Group Limited ratified a proposal to change its fiscal year end from March 31 to December
31. A Transition Report for the transition period from March 31, 1999 to December 31, 1999 will be reported on Form 10-K.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YORKSHIRE POWER GROUP LIMITED
(Registrant)


BY: \s\ Armando A. Pena

Armando A. Pena
Chief Financial Officer and Director

April 9, 1999